UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 12, 2007

                                  ENERGTEK INC.
                                  -------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

           000-51249                                    42-1708652
           ----------                                   ----------
    (Commission File Number)                 (IRS Employer Identification No.)

                            26 East Hawthorne Avenue
                             Valley Stream, NY 11580
                             -----------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (516) 887-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 12, 2007, Energtek Inc., a Nevada corporation ("Energtek USA"), and its wholly owned subsidiary, Energtek Products Ltd., an Israeli company ("Energtek Israel"), entered into a Share Purchase Agreement (the "Share Purchase Agreement") with MoreGasTech SRL, a Nevis company ("MoreGasTech"). MoreGasTech is the holder of 100% of the issued and outstanding shares of capital stock of Natural Gas For Israel (Gatal) Ltd., an Israeli company ("Gatal").

Pursuant to the Share Purchase Agreement, Energtek Israel agreed to acquire Gatal by purchasing from MoreGasTech all of its shares of Gatal's capital stock, which represent 100% of the issued and outstanding capital stock of Gatal. In consideration therefor, Energtek USA agreed to issue to MoreGasTech 3,500,000 Class 2007-A stock purchase warrants (the "Class 2007-A Warrants"). Each Class 2007-A Warrant grants to the holder thereof the right to purchase one share of common stock of Energtek USA, exercisable from July 1, 2008 until December 31, 2011 at a per share exercise price equal to $0.05. The transactions contemplated under the Share Purchase Agreement were consummated at a closing held on January 12, 2007, simultaneously with the execution of such agreement.

As a result of such closing, Gatal became the wholly owned subsidiary of Energtek Israel, which in turn is the wholly owned subsidiary of Energtek USA. Gatal was formed under the laws of Israel on October 5, 2006. Gatal is a development stage company having minimal assets and no business operations or revenues.

For all the terms of the Share Purchase Agreement and the Class 2007-A Warrants, reference is hereby made to such agreements annexed hereto, respectively, as Exhibits 10.4 and 10.5. All statements made herein concerning such documents are qualified by references to said exhibits.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Issuance of Warrants to MoreGasTech

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

On January 12, 2006, Energtek USA issued 3,500,000 Class 2007-A Warrants to MoreGasTech. Such warrants were issued pursuant to the Stock Purchase Agreement discussed above in Item 1.01. Each Class 2007-A Warrant grants to the holder thereof the right to purchase one share of common stock of Energtek USA, exercisable from July 1, 2008 until December 31, 2011 at per share exercise price equal to $0.05. The foregoing transaction was conducted in reliance upon an exemption from registration provided under Regulation S promulgated under the Securities Act of 1933. MoreGasTech represented to Energtek USA that it is not a United States person (as defined in Regulation S) or an affiliate (as defined in Rule 501(b) under the Securities Act of 1933, as amended) of Energtek USA, and that it is not acquiring the shares for the account or benefit of a United States person. MoreGasTech further represented that at the time of the origination of contact concerning the Share Purchase Agreement and the date of the execution and delivery of the Share Purchase Agreement, MoreGasTech was outside of the United States.

Issuance of Warrants to Directors

On January 17, 2007, the Board of Directors of Energtek USA issued to its directors stock purchase warrants designated as "Class 2007-B Warrants," as compensation for services previously rendered, as follows: (i) Joseph Shefet was issued 55,000 stock purchase warrants in consideration for serving as a director of Energtek USA from June, 2006 until October, 2006, and as a member of the its Advisory Board during November and December, 2006. (ii) Doron Uziel was issued 80,000 Class 2007-B Warrants in consideration for serving as a director from May, 2006 until December, 2006, and an additional 32,000 Class 2007-B Warrants in consideration for serving as Chief Executive Officer of Energtek USA from May, 2006 until December, 2006. (iii) Yishai Aizik was issued 30,000 Class 2007-B Warrants in consideration for serving as director from October, 2006 until December, 2006. Each Class 2007-B Warrant grants to the holder thereof the right to purchase one share of common stock of Energtek USA, exercisable from January 1, 2008 until December 31, 2011, at the exercise price of $0.05 per share.

On January 17, 2007, the Board of Directors of Energtek USA set the terms of compensation for the directors of Energtek USA for the period commencing as of January 1, 2007. Commencing as of such date, each director of Energtek USA shall be entitled to the following compensation: (i) $4,200 per year, paid on a monthly basis; (ii) $1,000 per participation at each meeting of the Board of Directors; and (iii) 150,000 stock purchase warrants designated as "Class 2007-C Warrants," which will vest pro-ratably in 24 equal and consecutive monthly amounts of 6,250 Class 2007-C warrants, commencing on the last day of January, 2007 and continuing on the same day of each subsequent month until December 31, 2008. Each Class 2007-C Warrant shall grant to the holder thereof the right to purchase one share of common stock of Energtek USA at an exercise price equal to $0.36 per share, exercisable from the date such warrant vests until December 31st of the fifth calendar year following the year in which the warrant vested.

For all the terms of the Class 2007-A, Class 2007-B, and Class 2007-C Warrants, reference is hereby made to the form of the Class 2007-A Warrant Agreement, the Class 2007-B1 Warrant Agreement, the Class 2007-B2 Warrant Agreement, the Class 2007-C1 Warrant Agreement, and the Class 2007-C2 Warrant Agreement annexed hereto, respectively, as Exhibits 10.5, 10.6, and 10.7, 10.8, and 10.9. All statements made herein concerning such warrants are qualified by references to said exhibits.

Section 8-Other Events

Item 8.01 Other Events

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 8.01.

As discussed above under Item 1.01, on January 12, 2007, Energtek USA, through its subsidiary Energtek Israel, acquired all of the issued and outstanding shares of Gatal. Gatal was formed under the laws of Israel on October 5, 2006. Gatal is a development stage company having minimal assets and no business operations or revenues. For further information regarding Gatal, reference is hereby made to the following unaudited financial statements of Gatal, which are annexed hereto as Exhibit 10.10: unaudited balance sheet, dated December 31, 2006; unaudited profit and loss statement for the period November 1, 2006 to December 31, 2006; and statement for the period November 1, 2006 to December 31, 2006.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.

(b) Pro forma financial information.

(c) Exhibits:

         Exhibit 10.4 Share Purchase Agreement, dated January 12, 2007, Energtek Inc., Energtek Products Ltd., and MoreGasTech SRL

         Exhibit 10.5      Form of Class 2007-A Warrant Agreement

         Exhibit 10.6      Form of Class 2007-B1 Warrant Agreement

         Exhibit 10.7      Form of Class 2007-B2 Warrant Agreement

         Exhibit 10.8      Form of Class 2007-C1 Warrant Agreement

         Exhibit 10.9      Form of Class 2007-C2 Warrant Agreement

         Exhibit 10.10 Unaudited Financial Statements of Natural Gas For Israel (Gatal) Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2007

                                 ENERGTEK INC.


                                 By:   /s/ Doron Uziel
                                       -----------------------------------
                                 Name: Doron Uziel
                                 Title:President, Chief Executive Officer, Chief
                                       Financial Officer, and Chief Accounting
                                       Officer




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